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                                             VOTING AGREEMENT

                  VOTING AGREEMENT, dated as of March 14, 2000 (this "Agreement"), by and between Dexia Credit local de France S.A. (the "Acquiring Party") and the shareholder of Financial Security Assurance Holdings Ltd. (the "Company") identified as the signatory hereto (the "Shareholder").

                  WHEREAS, the Acquiring Party is prepared to enter into an agreement and plan of merger dated as of March 14, 2000 with the Company (the "Merger Agreement") simultaneously with the execution of this Agreement;

                  WHEREAS, the Acquiring Party would not enter into the Merger Agreement unless the Shareholder enters into this Agreement;

                  WHEREAS, the Shareholder will benefit directly and substantially from the Merger Agreement; and

                  WHEREAS, the Shareholder has, after consultation with the Company as to the process (and the results thereof) the Company has undertaken regarding a possible sale of the Company and the nature of the Acquiring Party's proposal, advised the Board of Directors of the Company that it desires that the Company and the Board of Directors accept the Acquiring Party's proposal embodied in the Merger Agreement, terminate any further activities with third parties regarding a sale of the Company and approve and adopt the Merger Agreement and authorize the execution and delivery thereof.

                  NOW, THEREFORE, in consideration of the Acquiring Party's entry into the Merger Agreement, the Shareholder agrees with the Acquiring Party as follows:

                  1. The Shareholder represents and warrants that (i) it owns (of record and beneficially) and controls, or controls with exclusive power to vote, the number and class of shares of the Company set forth on the signature page hereof (including any shares acquired on the conversion of any other shares, the "Owned Shares") free from any lien, encumbrance or restriction whatsoever and with full power to vote the Owned Shares without the consent or approval of any other person, (ii) this Agreement has been duly authorized, executed and delivered by it and constitutes the legally binding obligation of the Shareholder, enforceable in accordance with its terms, and (iii) the execution, delivery and performance by the Shareholder of this Agreement does not and will not (a) conflict with any provision of its certificate or articles of incorporation or by-laws or any similar corporate document, or any agreement, indenture or instrument to which it is a party or (b) require the consent or approval of any governmental authority having jurisdiction over

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it or of any third party. For all purposes of this Agreement, Owned Shares shall include any shares of the Company as to which beneficial ownership is acquired after the execution hereof.

                  2. The Shareholder represents and warrants that the agreements listed in Appendix I to this Agreement are the only written agreements or arrangements between the Shareholder (or any subsidiary of the Shareholder) and the Company (or any subsidiary of the Company) relating to any capital stock of the Company (or any Subsidiary of the Company) (the "Covered Agreements").

                  3. The Shareholder irrevocably and unconditionally agrees that it will (a) vote all of the Owned Shares in favor of the Merger Agreement and the merger provided for therein (the "Merger") at any meeting or meetings of the Company's shareholders called to vote upon the Merger Agreement and the Merger and (b) will not vote such shares (or otherwise provide a proxy, consent, voting agreement or similar arrangement with respect thereto) in favor of any other Acquisition Proposal as defined below, provided that, in the case of each of clauses (a) and (b), the terms of the Merger Agreement shall not have been amended in a manner that adversely affects the Shareholder in a material way (with a change in the amount of the merger consideration being material).

                  4. The Shareholder agrees that it will not (a) directly or indirectly, sell, transfer, pledge, assign or otherwise dispose of (other than by exercising any conversion right), or enter into any contract, option, commitment or other arrangement or understanding with respect to the sale, transfer, pledge, assignment or other disposition of, any of the Owned Shares, unless it receives (i) a proxy, in form and substance substantially similar to the provisions of Section 3 hereof, irrevocable so long as this Agreement is effective, to vote or not to vote such Owned Shares as provided in Section 3 of this Agreement, and the Shareholder will so vote or not vote such Owned Shares and (ii) an agreement identical in all material respects to this Agreement executed by the buyer of the Owned Shares the subject thereof; (b) exercise any appraisal rights available to such Shareholder pursuant to Section 910 of the New York Business Corporation Law in connection with the Merger; and (c) take any action or omit to take any action which would prohibit, prevent or preclude Shareholder from performing its obligations under this Agreement.

                  5. The Shareholder agrees, at the request of the Acquiring Party, (i) to terminate, or cause the termination of, any or all Covered Agreements (other than the rights of the holders of any shares of preferred stock under the Company's certificate of incorporation) designated by the Acquiring Party immediately prior to, and subject to, the effectiveness of the Merger and (ii) to execute, or cause the execution of, any other documents or instruments necessary to effect the foregoing termination. In addition, effective upon consummation of the Merger, the Shareholder, for itself and on behalf of

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any subsidiary, hereby releases the Company and any of its subsidiaries from any obligations they may have under any Covered Agreement and any claims the Shareholder or any of its subsidiaries may have with respect to the Covered Agreements.

                  6. The Shareholder agrees to take all reasonable actions and make such reasonable efforts to consummate the Merger and effect the other transactions contemplated by the Merger Agreement, provided that the terms of the Merger Agreement shall not have been amended in a manner that adversely affects the Shareholder in a material way (with a change in the amount of the merger consideration being material).

                  7. The Shareholder agrees to waive any pre-emptive right that it may have with respect to capital stock of the Company pursuant to any of the transactions contemplated by the Merger Agreement or any voting agreement similar to this Agreement and consents to the transactions contemplated hereby and thereby.

                  8. The Shareholder shall not, nor shall it permit any of its subsidiaries to, nor shall it permit any of its or its Subsidiaries' directors or officers to, and shall use its commercially reasonable efforts to cause its employees, agents and representatives (including, without limitation, any investment banker, financial advisor, attorney or accountant retained by it or any of its subsidiaries or affiliates) not to (i) solicit, initiate or encourage (including by way of furnishing information), or knowingly take any other action designed to facilitate, the making of any proposal which constitutes an Acquisition Proposal (as defined in the Merger Agreement) or (ii) participate in any discussions or negotiations (including by way of furnishing information) regarding any Acquisition Proposal; provided, however, that this Section 8 shall not be deemed to prohibit any person acting in such person's capacity as a director or officer of the Company from engaging in any such activities to the extent the Company may so engage without violating the Merger Agreement.

                  9. The Shareholder agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by it in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Acquiring Party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the Shareholder to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which it is entitled at law or in equity and that the Shareholder waives the posting of any bond or security in connection with any proceeding related thereto.

                  10. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original. This Agreement shall become effective

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when one counterpart signature page has been signed by each party hereto and delivered to the other party (which delivery may be by facsimile).

                  11. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as it is enforceable.

                  12. The Shareholder agrees to execute and deliver all such further documents, certificates and instruments and take all such further reasonable action as may be necessary or appropriate, in order to consummate the transactions contemplated hereby.

                  13. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to principles of conflict of laws), except to the extent that the Federal laws of the United States govern the matters set forth herein.

                  14. To the extent that the Shareholder is ultimately controlled by another entity, such entity is identified below and, by its duly authorized execution and delivery of this Agreement in the space provided for below, hereby agrees (a) to be bound by this Agreement as if it were the Shareholder and (b) to cause the Shareholder to perform its obligations hereunder.

                  15. The Shareholder agrees not to exercise any registration rights or similar rights regarding the Company's shares.

                  16. This Agreement shall terminate upon the earlier to occur of (a) the date of termination of the Merger Agreement and (b) the effective time of the Merger, provided that termination shall not relieve a breaching party of liability for any breach prior to the termination.

                  17. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original.

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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                                           DEXIA CREDIT LOCAL DE FRANCE S.A.

                                           By:
                                                 Name:

                                                 Title:

                                           WHITE MOUNTAINS SERVICES CORPORATION,
                                            a subsidiary of

                                           WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                           By:
                                                 Name:

                                                 Title:

                                          WHITE MOUNTAINS INSURANCE GROUP, LTD.,

                                          parent of

                                          WHITE MOUNTAINS SERVICES CORPORATION

                                            By:
                                                  Name:

                                                  Title:

Number of "Owned Shares" of Common Stock of the Company: 6,943,316

Number of "Owned Shares" of Preferred Stock of the Company: 2,000,000

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                                          WHITE MOUNTAINS PROPERTIES (BARBADOS)
                                                     SRL
                                             a subsidiary of
                                          WHITE MOUNTAINS INSURANCE GROUP, LTD.

                                            By:
                                                  Name:

                                                  Title:

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